UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2016

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

180 State Street, Suite 225

Southlake, Texas 76092

(Address of principal executive office) (Zip Code)

(817) 865-5830
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on August 8, 2016, Emerge Energy Services LP (the “Partnership”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) to issue and sell to the Purchaser in a private placement (the “Private Placement”) an aggregate principal amount of $20 million of the Partnership’s Series A Preferred Units (the “Series A Preferred Units”) and a warrant (the “Warrant”) that may be exercised to purchase common units representing limited partner interests in the Partnership (“Common Units”).

In connection with the closing of the Private Placement on August 15, 2016, the Partnership issued to the Purchaser the Warrant to purchase approximately 890,000 Common Units at an exercise price of $10.82 per Common Unit. The issuance of the Warrant pursuant to the Purchase Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

In addition, pursuant to the Purchase Agreement, on August 15, 2016, the Partnership and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Partnership provided the Purchaser with certain demand and piggyback registration rights to register the Conversion Shares (as defined below) and Common Units issuable upon exercise of the Warrant, subject to penalties and other customary provisions.

The descriptions of the Warrant and the Registration Rights Agreement contained in this Item 1.01 are qualified in their entirety by reference to the full text of the Warrant and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein. The information regarding the Warrant and the Registration Rights Agreement under Item 1.01 of the Current Report on Form 8-K filed on August 8, 2016 is incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

The terms of the Series A Preferred Units, and the Common Units issuable upon conversion of the Series A Preferred Units, are set forth in Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated August 15, 2016 (the “Partnership Agreement Amendment”). As described in the Partnership Agreement Amendment, the Series A Preferred Units entitle the holders of the Series A Preferred Units to certain rights that are senior to the rights of holders of Common Units, such as distribution rights or rights upon liquidation of the Partnership. In the event of any liquidation, dissolution and winding up of the Partnership or a sale, exchange or other disposition of all or substantially all of the assets of the Partnership, either voluntary or involuntary, the holders of the Series A Preferred Units shall be entitled to receive a distribution of the assets of the Partnership, in an amount up to the positive value of such holder’s capital account, prior and in preference to any distribution of any assets of the Partnership to the holders of the Common Units.

The information regarding the Series A Preferred Units set forth in Items 1.01 and 5.03 hereof is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of August 15, 2016, Emerge Energy Services GP LLC, the general partner of the Partnership (the “General Partner”), executed the Partnership Agreement Amendment for the purpose of authorizing the issuance of the Series A Preferred Units and the Common Units issuable upon conversion of the Series A Preferred Units.

Pursuant to the Partnership Agreement Amendment, holders of the Series A Preferred Units receive no distributions except as payable on the underlying Common Units on an as-converted basis at the time of such distribution. The Series A Preferred Units, subject to the satisfaction of customary equity conditions, will automatically convert into Common Units (the “Conversion Shares”) in two tranches (each, an “Automatic Conversion Date”) as follows: (a) 50% of the Series A Preferred Units shall automatically convert into Common Units on the tenth trading day following the earlier of (i) the Registration Date (as defined in the Partnership Agreement Amendment) and (ii) the date that all of the Conversion Shares can be sold pursuant to Rule 144 (the “Initial Conversion Date”), and (b) the remaining 50% of the Series A Preferred Units shall automatically convert into Common Units on the tenth trading day following the date ninety (90) days after the Initial Conversion Date. On each applicable Automatic Conversion Date, the Conversion Price of the Series A Preferred Units shall be equal to the lower of (i) the Initial Conversion Price and (ii) 90% of the Market Price (as defined in the Partnership Agreement Amendment) on the applicable Automatic Conversion Date.

The Series A Preferred Units rank senior to the Common Units with respect to the payment of distributions and distribution of assets upon liquidation, dissolution and winding up, in each case, as described in Item 3.03 hereof. The Series A Preferred Units have no stated maturity and are not subject to mandatory redemption or any sinking fund and will remain outstanding indefinitely unless redeemed by the Partnership or converted into Common Units at the election of the Partnership or the Preferred Unit Holders or in connection with a Change of Control (as defined in the Partnership Agreement Amendment).

The Series A Preferred Units vote as a separate class on any matter on which unitholders are entitled to vote that adversely affects the rights, powers, privileges or preferences of the Series A Preferred Units or as required by law. The consent of a majority of the then-outstanding Series A Preferred Units shall be required to approve any matter for which the Preferred Unit Holders are entitled to vote as a separate class.

The description of the Partnership Agreement Amendment contained in this Item 5.03 is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The information regarding the Series A Preferred Units set forth in Items 1.01 and 3.03 hereof is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On August 16, 2016, the Partnership issued a press release announcing the closing of the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by EMES under the Exchange Act or the Securities Act except to the extent specifically referenced in any such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated August 15, 2016.
10.1	Warrant to Purchase Common Units, dated August 16, 2016, by and between Emerge Energy Services LP and SIG Strategic Investments, LLLP.
10.2	Registration Rights Agreement, dated August 15, 2016, by and between Emerge Energy Services LP and SIG Strategic Investments, LLLP.
99.1	Press Release of Emerge Energy Services LP, dated August 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: August 16, 2016	By:	/s/ Deborah Deibert
		Name:	Deborah Deibert
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated August 15, 2016.
10.1	Warrant to Purchase Common Units, dated August 16, 2016, by and between Emerge Energy Services LP and SIG Strategic Investments, LLLP.
10.2	Registration Rights Agreement, dated August 15, 2016, by and between Emerge Energy Services LP and SIG Strategic Investments, LLLP.
99.1	Press Release of Emerge Energy Services LP, dated August 16, 2016.